SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 26, 2007 (September 20, 2007)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
149 South Barrington Avenue, Suite 808
Los Angeles, California 90049
(Address of Principal Executive Offices) (Zip Code)
(818) 887-6659
(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers
(a)	Not applicable.

(b)	On September 20, 2007, Mr. Todd Parker resigned his positions as Co-Chief Financial Officer and Co-Chief Executive Officer of Tri-Isthmus Group, Inc. (the “Company”). There were no disagreements with the Company on any matter related to the Company’s operations, policies or practices. Mr. Parker continues to serve as a member of the Company’s board of directors (the “Board”).

(c)	On September 20, 2007, Dennis M. Smith, a current member of the Company’s Board, was appointed as the Company’s Chief Financial Officer to replace Mr. Parker. Mr. Smith has served on our Board of Directors since June 2001, following our acquisition of substantially all of the assets of NetCel360. He previously served as Chairman of our Board, Chief Executive Officer and Chief Financial Officer from December 2004 to July 2005. Previously, Mr. Smith served as our Chief Strategy Officer starting in July 2001 and also as our Chief Financial Officer starting in December 2001 through July 2005. Mr. Smith is currently a non-executive director of Research Pharmaceutical Services, Inc., a provider of integrated global clinical development solutions to the bio-pharmaceutical industry, whose securities are listed on the Alternative Investment Market of the London Stock Exchange (“AIM”). Mr. Smith was a co-founder of NetCel360 and lived and worked in finance in Asia from 1976 through 2004. In 1984 he co-founded ChinaVest, one of the earliest and largest independent private equity firms in Asia. Prior to joining ChinaVest, Mr. Smith held senior positions in commercial banking and investment banking with First Chicago Corp. in Hong Kong, Singapore and the Philippines. Mr. Smith holds a Bachelor of Arts and an MBA degree from Loyola University of Chicago.

Item 7.01	Regulation FD Disclosure.
     On September 26, 2007, the Company issued a press release announcing the appointment of Dennis M. Smith as the Company’s Chief Financial Officer. A copy of the September 26, 2007 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Tri-Isthmus Group, Inc. dated September 26, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.

Date:	9/26/07	By:	/s/ David Hirschhorn

DAVID HIRSCHHORN,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 26, 2007 appointing Dennis M. Smith as Chief Financial Officer